Exhibit 99.1

UWM Holdings Corporation Announces
Second Quarter 2024 Results

Second Quarter Net Income of $76.3 Million. Loan Origination Volume of $33.6 Billion,
Including Purchase Volume of $27.2 Billion.
PONTIAC, MI, August 6, 2024 - UWM Holdings Corporation (NYSE: UWMC) (the "Company"), the publicly traded indirect parent of United Wholesale Mortgage (“UWM”), today announced its results for the second quarter ended June 30, 2024. Total loan origination volume for the second quarter 2024 was $33.6 billion, of which $27.2 billion was purchase volume. The Company reported 2Q24 net income of $76.3 million, inclusive of a $115.3 million decline in fair value of MSRs, net, and diluted earnings per share of $0.03.

Mat Ishbia, Chairman and CEO of UWMC, said, "The second quarter was another strong quarter, by all measures, for UWM and the wholesale channel. We collectively continue to dominate the current purchase market while investing and preparing for lower rates ahead. Our momentum is building, with margins and production both up year over year, and our focus remains on our best-in-class people, process and technology. UWM and the mortgage broker community are in a position of strength. With wholesale channel market share at a 15-year high, we are in a prime position to capitalize and grow when rates inevitably drop. UWM has never been as prepared for the upcoming opportunity as we are now."

Second Quarter Financial 2024 Highlights

•Originations of $33.6 billion in 2Q24, compared to $27.6 billion in 1Q24 and $31.8 billion in 2Q23
•Purchase originations of $27.2 billion in 2Q24, compared to $22.1 billion in 1Q24 and $28.0 billion in 2Q23
•Total gain margin of 106 bps in 2Q24 compared to 108 bps in 1Q24 and 88 bps in 2Q23
•Net income of $76.3 million in 2Q24 compared to net income of $180.5 million in 1Q24 and net income of $228.8 million in 2Q23
•Adjusted EBITDA of $133.1 million in 2Q24 compared to $101.5 million in 1Q24 and $125.4 million in 2Q23
•Total equity of $2.3 billion at June 30, 2024, compared to $2.5 billion at March 31, 2024, and $2.9 billion at June 30, 2023
•Unpaid principal balance of MSRs of $189.5 billion with a WAC of 4.31% at June 30, 2024, compared to $229.7 billion with a WAC of 4.58% at March 31, 2024, and $294.9 billion with a WAC of 3.84% at June 30, 2023
•Ended 2Q24 with approximately $2.7 billion of available liquidity, including $680.2 million of cash, and available borrowing capacity under our secured and unsecured lines of credit

Production and Income Statement Highlights (dollars in thousands, except per share amounts)

	Q2 2024	Q1 2024	Q2 2023
Loan origination volume(1)	$33,628,993	$27,630,535	$31,846,800
Total gain margin(1)(2)	1.06%	1.08%	0.88%
Net income	$76,286	$180,531	$228,794
Diluted earnings per share	0.03	0.09	0.08
Adjusted diluted earnings per share(3)	0.04	N/A	0.11
Adjusted net income(3)	59,809	141,121	175,953
Adjusted EBITDA(3)	133,146	101,490	125,380

(1)Key operational metric (see discussion below).
(2)Represents total loan production income divided by loan origination volume.
(3)Non-GAAP metric (see discussion and reconciliations below).
Balance Sheet Highlights as of Period-end (dollars in thousands)

	Q2 2024	Q1 2024	Q2 2023
Cash and cash equivalents	$680,153	$605,639	$634,576
Mortgage loans at fair value	8,236,183	7,338,135	6,269,924
Mortgage servicing rights	2,650,090	3,191,803	4,224,207
Total assets	12,921,641	12,797,334	12,425,919
Non-funding debt (1)	2,108,426	2,311,850	2,623,991
Total equity	2,329,012	2,457,058	2,947,122
Non-funding debt to equity (1)	0.91	0.94	0.89

 (1) Non-GAAP metric (see discussion and reconciliations below).

Mortgage Servicing Rights (dollars in thousands)

	Q2 2024	Q1 2024	Q2 2023
Unpaid principal balance	$189,482,798	$229,706,006	$294,945,929
Weighted average interest rate	4.31%	4.58%	3.84%
Weighted average age (months)	26	22	20
Second Quarter Business and Product Highlights
•UWM LIVE!
◦For the third consecutive year, UWM hosted over 5,000 independent mortgage brokers, processors and real estate agents for UWM LIVE!, one of the largest mortgage events of the year
•Launched TRAC+
◦UWM can now handle everything throughout title review, closing and disbursement. As a result, brokers have the option to close the loan without working with a title company or a settlement agent
•Launched ChatUWM
◦An innovative AI-powered smart search designed to support independent mortgage brokers, providing instant responses on topics including guidelines, matrices, summaries of UWM’s tools and technology and more
•Continued Investment in Mortgage Matchup
◦Mortgage Matchup was announced as the official mortgage partner of the NBA and WNBA, the first-ever mortgage partnership for both leagues

Product and Investor Mix - Unpaid Principal Balance of Originations (dollars in thousands)

Purchase:	Q2 2024	Q1 2024	Q2 2023
Conventional	$15,650,022	$12,160,107	$17,607,736
Government	8,298,147	7,567,925	9,184,089
Jumbo and other (1)	3,224,482	2,393,397	1,243,350
Total Purchase	$27,172,651	$22,121,429	$28,035,175

Refinance:	Q2 2024	Q1 2024	Q2 2023
Conventional	$2,506,853	$1,716,281	$2,113,172
Government	2,573,514	2,657,541	1,336,350
Jumbo and other (1)	1,375,975	1,135,284	362,103
Total Refinance	$6,456,342	$5,509,106	$3,811,625
Total Originations	$33,628,993	$27,630,535	$31,846,800

(1) Comprised of non-agency jumbo products, construction loans, and non-qualified mortgage products, including home equity lines of credit ("HELOCs") (which in many instances are second liens).
Third Quarter 2024 Outlook
We anticipate third quarter production to be in the $31 to $38 billion range, with gain margin from 85 to 110 basis points.
Dividend
Subsequent to June 30, 2024, for the fifteenth consecutive quarter, the Company's Board of Directors declared a cash dividend of $0.10 per share on the outstanding shares of Class A common stock. The dividend is payable on October 10, 2024, to stockholders of record at the close of business on September 19, 2024. Additionally, the Board approved a proportional distribution to SFS Corp., which is payable on or about October 10, 2024.
Earnings Conference Call Details
As previously announced, the Company will hold a conference call for financial analysts and investors on Tuesday, August 6, 2024, at 10:00 AM ET to review the results and answer questions. Interested parties may register for a toll-free dial-in number by visiting:
https://registrations.events/direct/Q4I2815784
Please dial in at least 15 minutes in advance to ensure a timely connection to the call. Audio webcast, taped replay and a transcript will be available on the Company's investor relations website at https://investors.uwm.com/.
Key Operational Metrics
“Loan origination volume” and “Total gain margin” are key operational metrics that the Company's management uses to evaluate the performance of the business. “Loan origination volume” is the aggregate principal of the residential mortgage loans originated by the Company during a period. “Total gain margin” represents total loan production income divided by loan origination volume for the applicable periods.
Non-GAAP Metrics
The Company's net income does not reflect the income tax provision that would otherwise be reflected if 100% of the economic interest in UWM was owned by the Company. Therefore, for comparison purposes, the Company provides “Adjusted net income (loss),” which is our pre-tax income (loss) together with an adjusted income tax provision (benefit), which is calculated as the provision for income taxes plus the tax effects of net income attributable to non-controlling interest determined using a blended statutory effective tax rate. “Adjusted net income (loss)” is a non-GAAP metric. "Adjusted diluted EPS" is defined as "Adjusted net income (loss)" divided by the weighted average number of shares of Class A common stock outstanding for the applicable period, assuming the exchange and conversion of all outstanding Class D common stock for Class A common stock, and is calculated and presented for periods in which the assumed exchange and conversion of Class D common stock to Class A common stock is anti-dilutive to EPS.
We also disclose Adjusted EBITDA, which we define as earnings (loss) before interest expense on non-funding debt, provision for income taxes, depreciation and amortization, stock-based compensation expense, the change in fair value of MSRs due to valuation inputs or assumptions (net), the impact of non-cash deferred compensation expense, the change in fair value of the Public and Private Warrants, the change in Tax Receivable Agreement liability and the change in fair value of retained investment securities. We exclude the change in Tax Receivable Agreement liability, the change in fair value of the Public and Private Warrants, the change in fair value of retained investment securities, and the change in fair value of MSRs due to valuation inputs or assumptions as these represent non-cash, non-realized adjustments to our earnings, which is not indicative of our performance or results of operations. Adjusted EBITDA includes interest expense on funding facilities, which are recorded as a component of interest expense, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA.
In addition, we disclose “Non-funding debt” and the “Non-funding debt to equity ratio” as a non-GAAP metric. We define “Non-funding debt” as the total of the Company's senior notes, lines of credit, borrowings against investment securities, equipment note payable, and finance leases and the “Non-funding debt-to-equity ratio” as total non-funding debt divided by the Company’s total equity.
Management believes that these non-GAAP metrics provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for any other operating performance measure calculated in accordance with GAAP and may not be comparable to a similarly titled measure reported by other companies.
The following tables set forth the reconciliations of these non-GAAP financial measures to their most directly comparable financial measure calculated in accordance with GAAP (dollars in thousands, except per share amounts):

Adjusted net income	Q2 2024	Q1 2024	Q2 2023
Earnings before income taxes	$77,072	$184,264	$230,004
Adjusted income tax provision	(17,263)	(43,143)	(54,051)
Adjusted net income	$59,809	$141,121	$175,953

Adjusted diluted EPS	Q2 2024	Q2 2023
Diluted weighted average Class A common stock outstanding	95,387,609	93,107,133
Assumed pro forma conversion of Class D common stock (1)	1,502,069,787	1,502,069,787
Adjusted diluted weighted average shares outstanding (1)	1,597,457,396	1,595,176,920

Adjusted net income	$59,809	$175,953
Adjusted diluted EPS	0.04	0.11
(1) Reflects the pro forma exchange and conversion of antidilutive Class D common stock to Class A common stock.

Adjusted EBITDA	Q2 2024	Q1 2024	Q2 2023
Net income	$76,286	$180,531	$228,794
Interest expense on non-funding debt	31,951	40,243	42,756
Provision for income taxes	786	3,733	1,210
Depreciation and amortization	11,404	11,340	11,441
Stock-based compensation expense	3,937	5,876	3,567
Change in fair value of MSRs due to valuation inputs or assumptions, net	11,056	(141,059)	(164,526)
Deferred compensation, net	(1,169)	1,063	(564)
Change in fair value of Public and Private Warrants	(1,739)	(686)	1,175
Change in Tax Receivable Agreement liability	—	180	915
Change in fair value of investment securities	634	269	612
Adjusted EBITDA	$133,146	$101,490	$125,380

Non-funding debt and non-funding debt to equity	Q2 2024	Q1 2024	Q2 2023
Senior notes	$1,990,233	$1,989,250	$1,986,301
Secured lines of credit	—	200,000	500,000
Borrowings against investment securities	91,406	94,064	100,901
Equipment note payable	—	—	433
Finance lease liability	26,787	28,536	36,356
Total non-funding debt	$2,108,426	$2,311,850	$2,623,991
Total equity	$2,329,012	$2,457,058	$2,947,122
Non-funding debt to equity	0.91	0.94	0.89
Cautionary Note Regarding Forward-Looking Statements
This press release and our earnings call include forward-looking statements. These forward-looking statements are generally identified using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this press release and our earnings call include statements regarding: (1) our position amongst our competitors and ability to capture market share; (2) our investment in our people, products and technology, and the benefits of our results; (3) our beliefs regarding opportunities in 2024 for our business and the broker channel; (4) our beliefs regarding operational profitability; (5) growth of the wholesale and broker channels, the impact of our strategies on such growth and the benefits to our business of such growth; (6) our growth and strategies to remain the leading mortgage lender, and the timing and drivers of that growth; (7) the benefits and liquidity of our MSR portfolio; (8) our beliefs related to the amount and timing of our dividend; (9) our expectations for future market environments, including interest rates, levels of refinance activity and the timing of such market changes; (10) our expectations related to production and margin in the third quarter of 2024; (11) the benefits of our business model, strategies and initiatives, and their impact on our results and the industry; (12) our performance in shifting market conditions and the comparison of such performance against our competitors; (13) our ability to produce results in future years at or above prior levels or expectations, and our strategies for producing such results; (14) our position and ability to capitalize on market opportunities and the impacts to our results; (15) our investments in technology and the impact to our operations, ability to scale and financial results and (16) our purchase production and product portfolio. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies that affect interest rates; (ii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iii) UWM’s ability to sell loans in the secondary market; (iv) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (v) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vi) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (vii) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (viii) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (ix) UWM’s ability to continue to attract and retain its broker relationships; (x) UWM’s ability to implement technological innovation; (xi) the occurrence of a data breach or other failure of UWM’s cybersecurity or information security systems; (xii) the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicers or other third-party vendors; (xiii) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xiv) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

About UWM Holdings Corporation and United Wholesale Mortgage
Headquartered in Pontiac, Michigan, UWM Holdings Corporation (UWMC) is the publicly traded indirect parent of United Wholesale Mortgage, LLC (“UWM”). UWM is the nation’s largest home mortgage lender, despite exclusively originating mortgage loans through the wholesale channel. UWM has been the largest wholesale mortgage lender for nine consecutive years and is the largest purchase lender in the nation. With a culture of continuous innovation of technology and enhanced client experience, UWM leads the market by building upon its proprietary and exclusively licensed technology platforms, superior service and focused partnership with the independent mortgage broker community. UWM originates primarily conforming and government loans across all 50 states and the District of Columbia. For more information, visit uwm.com or call 800-981-8898. NMLS #3038.

For inquiries regarding UWM, please contact:
INVESTOR CONTACT	MEDIA CONTACT
BLAKE KOLO	NICOLE ROBERTS
InvestorRelations@uwm.com	Media@uwm.com

UWM HOLDINGS CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	June 30, 2024	December 31, 2023
Assets	(Unaudited)
Cash and cash equivalents	$680,153	$497,468
Mortgage loans at fair value	8,236,183	5,449,884
Derivative assets	54,962	33,019
Investment securities at fair value, pledged	105,593	110,352
Accounts receivable, net	516,838	512,070
Mortgage servicing rights	2,650,090	4,026,136
Premises and equipment, net	146,750	146,417
Operating lease right-of-use asset, net (includes $95,118 and $97,596 with related parties)	96,474	99,125
Finance lease right-of-use asset (includes $23,769 and $24,802 with related parties)	25,061	29,111
Loans eligible for repurchase from Ginnie Mae	279,290	856,856
Other assets	130,247	111,416
Total assets	$12,921,641	$11,871,854
Liabilities and Equity
Warehouse lines of credit	$7,429,591	$4,902,090
Derivative liabilities	26,171	40,781
Secured line of credit	—	750,000
Borrowings against investment securities	91,406	93,814
Accounts payable, accrued expenses and other	486,138	469,101
Accrued distributions and dividends payable	159,766	159,572
Senior notes	1,990,233	1,988,267
Operating lease liability (includes $101,891 and $104,495 with related parties)	103,247	106,024
Finance lease liability (includes $25,441 and $26,260 with related parties)	26,787	30,678
Loans eligible for repurchase from Ginnie Mae	279,290	856,856
Total liabilities	10,592,629	9,397,183
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of June 30, 2024 or December 31, 2023	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized, 95,587,806 and 93,654,269 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	10	10
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of June 30, 2024 or December 31, 2023	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of June 30, 2024 or December 31, 2023	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	150	150
Additional paid-in capital	2,305	1,702
Retained earnings	111,021	110,690
Non-controlling interest	2,215,526	2,362,119
Total equity	2,329,012	2,474,671
Total liabilities and equity	$12,921,641	$11,871,854

UWM HOLDINGS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended
	June 30, 2024	March 31, 2024	June 30, 2023
Revenue
Loan production income	$357,109	$298,954	$280,757
Loan servicing income	143,910	184,702	193,220
Change in fair value of mortgage servicing rights, net	(115,319)	(15,563)	24,648
Interest income	121,394	101,863	88,895
Total revenue, net	507,094	569,956	587,520
Expenses
Salaries, commissions and benefits	160,311	154,241	131,380
Direct loan production costs	45,485	31,436	23,618
Marketing, travel, and entertainment	24,438	19,111	21,588
Depreciation and amortization	11,404	11,340	11,441
General and administrative	55,051	40,809	52,691
Servicing costs	25,787	30,324	31,658
Interest expense	108,651	98,668	82,437
Other expense (income)	(1,105)	(237)	2,703
Total expenses	430,022	385,692	357,516
Earnings before income taxes	77,072	184,264	230,004
Provision for income taxes	786	3,733	1,210
Net income	76,286	180,531	228,794
Net income attributable to non-controlling interest	73,236	171,801	221,236
Net income attributable to UWMC	$3,050	$8,730	$7,558

Earnings (loss) per share of Class A common stock:
Basic	$0.03	$0.09	$0.08
Diluted	$0.03	$0.09	$0.08
Weighted average shares outstanding:
Basic	95,387,609	94,365,991	93,107,133
Diluted	95,387,609	1,598,647,205	93,107,133

Addendum to Exhibit 99.1

This addendum includes the Company's Consolidated Balance Sheets as of June 30, 2024, and the preceding four quarters and Statements of Operations for the quarter ended June 30, 2024, and the preceding four quarters for purposes of providing historical quarterly trending information to investors.

CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Cash and cash equivalents	$680,153	$605,639	$497,468	$729,616	$634,576
Mortgage loans at fair value	8,236,183	7,338,135	5,449,884	5,560,039	6,269,924
Derivative assets	54,962	34,050	33,019	92,791	61,407
Investment securities at fair value, pledged	105,593	108,323	110,352	104,526	111,625
Accounts receivable, net	516,838	554,443	512,070	385,922	347,865
Mortgage servicing rights	2,650,090	3,191,803	4,026,136	4,352,219	4,224,207
Premises and equipment, net	146,750	145,265	146,417	146,509	149,515
Operating lease right-of-use asset, net	96,474	97,801	99,125	100,427	101,686
Finance lease right-of-use asset	25,061	26,890	29,111	31,803	34,947
Loans eligible for repurchase from Ginnie Mae	279,290	577,487	856,856	617,490	409,078
Other assets	130,247	117,498	111,416	82,795	81,089
Total assets	$12,921,641	$12,797,334	$11,871,854	$12,204,137	$12,425,919
Liabilities and Equity
Warehouse lines of credit	$7,429,591	$6,681,917	$4,902,090	$5,066,900	$5,732,791
Derivative liabilities	26,171	26,918	40,781	38,882	21,734
Secured line of credit	—	200,000	750,000	500,000	500,000
Borrowings against investment securities	91,406	94,064	93,814	97,328	100,901
Accounts payable, accrued expenses and other	486,138	477,765	469,101	503,890	423,407
Accrued distributions and dividends payable	159,766	159,702	159,572	159,572	159,518
Senior notes	1,990,233	1,989,250	1,988,267	1,987,284	1,986,301
Operating lease liability	103,247	104,637	106,024	107,389	108,711
Finance lease liability	26,787	28,536	30,678	33,291	36,356
Loans eligible for repurchase from Ginnie Mae	279,290	577,487	856,856	617,490	409,078
Total liabilities	10,592,629	10,340,276	9,397,183	9,112,026	9,478,797
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—		—	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized; shares issued and outstanding - 95,587,806 as of June 30, 2024, 94,945,635 as of March 31, 2024, 93,654,269 as of December 31, 2023, 93,654,269 as of September 30, 2023 and 93,114,878 as of June 30, 2023	10	9	10	10	9
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—		—	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—		—	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of each of the periods presented	150	150	150	150	150
Additional paid-in capital	2,305	2,085	1,702	1,484	1,267
Retained earnings	111,021	111,980	110,690	130,233	120,379
Non-controlling interest	2,215,526	2,342,834	2,362,119	2,960,234	2,825,317
Total equity	2,329,012	2,457,058	2,474,671	3,092,111	2,947,122
Total liabilities and equity	$12,921,641	$12,797,334	$11,871,854	$12,204,137	$12,425,919

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenue
Loan production income	$357,109	$298,954	$225,436	$288,930	$280,757
Loan servicing income	143,910	184,702	206,498	200,428	193,220
Change in fair value of mortgage servicing rights, net	(115,319)	(15,563)	(634,418)	92,909	24,648
Interest income	121,394	101,863	87,901	94,849	88,895
Total revenue, net	507,094	569,956	(114,583)	677,116	587,520
Expenses
Salaries, commissions and benefits	160,311	154,241	142,515	135,333	131,380
Direct loan production costs	45,485	31,436	27,977	36,184	23,618
Marketing, travel, and entertainment	24,438	19,111	25,600	20,117	21,588
Depreciation and amortization	11,404	11,340	11,472	11,563	11,441
General and administrative	55,051	40,809	38,209	44,904	52,691
Servicing costs	25,787	30,324	29,632	33,640	31,658
Interest expense	108,651	98,668	80,811	93,724	82,437
Other expense (income)	(1,105)	(237)	(2,391)	(76)	2,703
Total expenses	430,022	385,692	353,825	375,389	357,516
Earnings (loss) before income taxes	77,072	184,264	(468,408)	301,727	230,004
Provision (benefit) for income taxes	786	3,733	(7,452)	734	1,210
Net income (loss)	76,286	180,531	(460,956)	300,993	228,794
Net income (loss) attributable to non-controlling interest	73,236	171,801	(433,878)	282,762	221,236
Net income (loss) attributable to UWMC	$3,050	$8,730	$(27,078)	$18,231	$7,558

Earnings (loss) per share of Class A common stock:
Basic	$0.03	$0.09	$(0.29)	$0.20	$0.08
Diluted	$0.03	$0.09	$(0.29)	$0.15	$0.08
Weighted average shares outstanding:
Basic	95,387,609	94,365,991	93,654,269	93,290,736	93,107,133
Diluted	95,387,609	1,598,647,205	93,654,269	1,596,624,780	93,107,133